UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported): February 12, 2021

BECTON, DICKINSON AND COMPANY
(Exact name of registrant as specified in its charter)

New Jersey	001-04802	22-0760120
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Becton Drive Franklin Lakes, New Jersey	07417-1880
(Address of principal executive offices)	(Zip Code)

(201) 847-6800
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common stock, par value $1.00	BDX	New York Stock Exchange
Depositary Shares, each representing a 1/20th interest in a share of 6.00% Mandatory Convertible Preferred Stock, Series B	BDXB	New York Stock Exchange
1.000% Notes due December 15, 2022	BDX22A	New York Stock Exchange
1.900% Notes due December 15, 2026	BDX26	New York Stock Exchange
1.401% Notes due May 24, 2023	BDX23A	New York Stock Exchange
3.020% Notes due May 24, 2025	BDX25	New York Stock Exchange
0.174% Notes due June 4, 2021	BDX/21	New York Stock Exchange
0.632% Notes due June 4, 2023	BDX/23A	New York Stock Exchange
1.208% Notes due June 4, 2026	BDX/26A	New York Stock Exchange
1.213% Notes due February 12, 2036	BDX/36	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company          ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act          ☐

Item 1.01. Entry into a Material Definitive Agreement

Notes Offering

On February 12, 2021, Becton Dickinson Euro Finance S.à r.l., a private limited liability company (société à responsabilité limitée) incorporated under the laws of the Grand Duchy of Luxembourg (“Becton Finance”) and an indirect, wholly-owned subsidiary of Becton, Dickinson and Company (“BD”), issued  €600,000,000 aggregate principal amount of its 1.213% Notes due February 12, 2036 ( the “Notes”) in an underwritten public offering.

Indenture and Supplemental Indenture

The Notes were issued pursuant to the indenture, dated May 17, 2019, among Becton Finance, as issuer, BD, as guarantor, and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Base Indenture”), as amended and supplemented by the Second Supplemental Indenture thereto, dated as of February 12, 2021 (the “Second Supplemental Indenture” and, together with the Base Indenture, the “Indenture”).

The Notes are fully and unconditionally guaranteed on a senior unsecured basis by BD.

Becton Finance may, at its option, redeem the Notes, in whole or in part, (A) at any time prior to November 12, 2035 (three months prior to the maturity date), at a redemption price equal to the greater of 100% of the principal amount to be redeemed and a “make-whole” amount described in the Second Supplemental Indenture, in each case plus accrued and unpaid interest, if any, to but excluding the date of redemption, and (B) at any time on or after November 12, 2035 (three months prior to the maturity date), at a redemption price equal to 100% of the principal amount of Notes to be redeemed, plus accrued and unpaid interest to the date of redemption on the principal balance of the Notes being redeemed.

Becton Finance will, subject to certain exceptions and limitations set forth in the Second Supplemental Indenture, pay as additional interest on the Notes such additional amounts as are necessary in order that the net payment by Becton Finance of the principal of and interest on each of the Notes to a holder after withholding or deduction solely with respect to any present or future tax, assessment or other governmental charge imposed by Luxembourg, the United States, or any other jurisdiction in which Becton Finance or BD or, in each case, any successor thereof, may be organized, as applicable, or any political subdivision thereof or therein having the power to tax (a “Taxing Jurisdiction”), will not be less than the amount provided in the Notes to be then due and payable. If, as a result of any change in, or amendment to, the tax laws of a Taxing Jurisdiction, or an official interpretation thereof, Becton Finance becomes or, based upon a written opinion of independent counsel selected by Becton Finance, will become obligated to pay additional amounts with respect to the Notes, Becton Finance may at any time at its option redeem, in whole, but not in part, the Notes at 100% of the principal amount plus accrued and unpaid interest, if any, to, but excluding, the date of redemption.

Upon the occurrence of a Change of Control Triggering Event (as defined in the Second Supplemental Indenture), each holder of the Notes will have the right to require Becton Finance to repurchase all or a portion of that holder’s Notes (in integral multiples of €1,000) at a purchase price equal to 101% of the principal amount thereof plus accrued and unpaid interest, if any, to, but excluding, the date of purchase, subject to the rights of holders of such Notes on the relevant record date to receive interest due on the relevant interest payment date, unless Becton Finance has earlier exercised its right to redeem the Notes as described above.

Each of the following constitutes an event of default under the Indenture with respect to the Notes: (1) failure to pay any installment of interest on the Notes when due and payable, continued for 30 days; (2) failure to pay the principal when due of the Notes, whether at stated maturity or otherwise; (3) failure to observe or perform any other covenants, conditions or agreements of Becton Finance or BD with respect to the Notes for 60 days after Becton Finance receives notice of such failure; (4) certain events of bankruptcy, insolvency or reorganization of Becton Finance or BD; or (5) BD’s guarantee ceases to be in full force and effect.  If an event of default occurs, the principal amount of the Notes may be accelerated pursuant to the Indenture.

The Indenture includes requirements that must be met if Becton Finance or BD consolidates or merges with, or sells all or substantially all of their respective assets to, another entity.  The Indenture also contains certain restrictive covenants with respect to Becton Finance and BD, including a limitation on liens, a restriction on sale and leasebacks and a restriction on Becton Finance’s activities that are inconsistent with its designation as a finance subsidiary.

The foregoing summary is qualified in its entirety by reference to the text of the Base Indenture, a copy of which is incorporated by reference herein from Exhibit 4.7 to BD’s Post-Effective Amendment No. 1 to BD’s Registration Statement on Form S-3 filed on May 17, 2019, the Second Supplemental Indenture, a copy of which is filed herewith as Exhibit 4.1, and the Form of 1.213% Note due February 12, 2036, a copy of which is filed herewith as Exhibit 4.2.

The Company intends to use the net proceeds from the offering of the Notes, together with cash on hand, to repay the entire €600,000,000 aggregate principal amount outstanding of its 0.174% Notes due 2021 (the “0.174% Notes”), and to pay accrued interest, related premiums, fees and expenses in connection therewith.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 above is incorporated by reference into this Item 2.03.

Item 8.01. Other Events.

On February 12, 2021, the Company caused to be delivered to the holders of the 0.174% Notes a notice of full redemption with respect to the entire €600,000,000 principal amount of its 0.174% Notes. The 0.174% Notes are expected to be fully redeemed on March 14, 2021 (the “Redemption Date”) at a redemption price equal to the greater of (1) 100% of the principal amount of such 0.174% Notes and (2) the sum of the present values of the remaining scheduled payments on the 0.174% Notes, discounted to the Redemption Date by the comparable government bond less a discount in accordance with the terms of the indenture governing the 0.174% Notes, plus in each case, accrued and unpaid interest to, but excluding, the Redemption Date on the principal balance of the 0.174% Notes.

The foregoing does not constitute a notice of redemption with respect to the 0.174% Notes.

Item 9.01 Financial Statements and Exhibits.

4.1	Second Supplemental Indenture, dated as of February 12, 2021, among Becton Finance, as issuer, BD, as guarantor, and The Bank of New York Mellon Trust Company, N.A., as trustee.

4.2	Form of 1.213% Note due February 12, 2036.

5.1	Opinion of Gary DeFazio, Senior Vice President, Corporate Secretary and Associate General Counsel of Becton, Dickinson and Company.

5.2	Opinion of Loyens & Loeff Luxembourg S.à r.l.

5.3	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP.

23.1	Consent of Gary DeFazio, Senior Vice President, Corporate Secretary and Associate General Counsel of Becton, Dickinson and Company (included as part of Exhibit 5.1).

23.2	Consent of Loyens & Loeff Luxembourg S.à r.l. (included as part of Exhibit 5.2).

23.3	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included as part of Exhibit 5.3).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BECTON, DICKINSON AND COMPANY (Registrant)

By:	/s/ Gary DeFazio
Gary DeFazio
Senior Vice President, Corporate Secretary and Associate General Counsel

Date: February 12, 2021